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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
AmerUs Life Holdings, Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                                           /s/ KPMG LLP
Des Moines, Iowa
May 11, 2000